SHARE CAPITAL - Disclosure of detailed information about inputs used in measurement of fair value at grant date (Details)	12 Months Ended
	Feb. 29, 2024 CAD ($) Year $ / shares	Feb. 28, 2023 CAD ($) Year $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Exercise price | $ / shares	$ 2.73	$ 4.1
Expected volatility	101.12%	104.40%
Risk-free interest rate	3.76%	2.96%
Forfeiture rate	4.05%	3.44%
Expected life | Year	5	5
Dividend yield | $	$ 0	$ 0